Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of ClearThink 1 Acquisition Corp. for the fiscal year ended December 31, 2025, I, Thomas Zipser, Chief Financial Officer of ClearThink 1 Acquisition Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-K for the fiscal year ended December 31, 2025 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-K for the fiscal year ended December 31, 2025, fairly presents, in all material respects, the financial condition and results of operations of ClearThink 1 Acquisition Corp.

March 31, 2026	By:	/s/ Thomas Zipser
Thomas Zipser Chief Financial Officer (Principal Financial and Accounting Officer)